UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 23, 2016

Cole Office & Industrial REIT (CCIT III), Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	333-209128 (1933 Act)	47-0983661
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2325 East Camelback Road, Suite 1100, Phoenix, Arizona 85016
(Address of principal executive offices)
(Zip Code)

(602) 778-8700
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Cole Office & Industrial REIT (CCIT III), Inc. (which may be referred to as the “Company,” “we,” “our,” and “us”) hereby amends the Current Report on Form 8-K filed on September 27, 2016 to provide the financial information required by Item 9.01 relating to our acquisition of an office building located in Milford, Ohio, as described in such Current Report.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of the Property Acquired
Page
Overview	3

Independent Auditors’ Report	4

Statements of Revenues and Certain Operating Expenses for the Six Months Ended June 30, 2016 (Unaudited) and the Year Ended December 31, 2015	5

Notes to the Statements of Revenues and Certain Operating Expenses for the Six Months Ended June 30, 2016 (Unaudited) and the Year Ended December 31, 2015	6

(b) Pro Forma Financial Information

Pro Forma Condensed Consolidated Statement of Operations (Unaudited) for the Nine Months Ended September 30, 2016	8

Pro Forma Condensed Consolidated Statement of Operations (Unaudited) for the Year Ended December 31, 2015	9

Notes to Pro Forma Condensed Consolidated Financial Statements (Unaudited)	10

(c) Shell Company Transactions
None

(d) Exhibits
None

Overview
On September 23, 2016, VEREIT OFC Milford OH, LLC, a Delaware limited liability company and a wholly-owned subsidiary of Cole Corporate Income Operating Partnership III, LP (“CCI III OP”), which is the operating partnership of the Company, acquired an office building totaling approximately 221,000 square feet located in Milford, Ohio (the “Property”). The Property was constructed in 1991 and is 100% leased to Siemens Corporation (the “Tenant”) under a lease that expires on April 30, 2026.
The purchase price of the Property was $32.75 million, exclusive of closing costs. The acquisition was funded with borrowings from CCI III OP’s revolving credit facility with JPMorgan Chase Bank, N.A. as joint lead arranger, bookrunner, administrative agent, letter of credit issuer, and a lender, and KeyBank, National Association as joint lead arranger, syndication agent, and a lender (the “Credit Facility”), an unsecured, revolving line of credit with VEREIT Operating Partnership, L.P. (“VEREIT OP”), an affiliate of Cole Corporate Income Advisors III, LLC, the Company’s advisor (the “Subordinate Promissory Note”), and proceeds from the Company’s initial public offering of common stock as described in the Company’s Current Report on Form 8-K and Quarterly Report on Form 10-Q filed with the U.S. Securities and Exchange Commission on September 27, 2016 and November 10, 2016, respectively.
In evaluating the Property as a potential acquisition, including the determination of an appropriate purchase price to be paid for the Property, we considered a variety of factors, including the condition and financial performance of the Property; the terms of the existing lease and the creditworthiness of the tenant; property location, visibility and access; age of the Property, physical condition and curb appeal; neighboring property uses; local market conditions, including vacancy rates; area demographics, including trade area population and average household income; and neighborhood growth patterns and economic conditions. We do not currently have plans to incur any significant costs to renovate, improve or develop the Property, and we believe that the Property is adequately insured.
After reasonable inquiry, we are not aware of any material factors relating to the Property, other than the factors disclosed herein, that would cause the reported financial information not to be indicative of future operating results.

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Stockholders of
Cole Office & Industrial REIT (CCIT III), Inc.
Phoenix, Arizona

We have audited the accompanying Statement of Revenues and Certain Operating Expenses of VEREIT OFC Milford OH, LLC (the “Property”) for the year ended December 31, 2015, and the related notes (the “Historical Summary”).

Management’s Responsibility for the Historical Summary

Management is responsible for the preparation and fair presentation of the Historical Summary in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the Historical Summary that is free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the Historical Summary based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the Historical Summary. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the Historical Summary, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Property’s preparation and fair presentation of the Historical Summary in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the Historical Summary.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenues and certain operating expenses described in Note 1 of the Property for the year ended December 31, 2015, in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

We draw attention to Note 1 to the Historical Summary, which describes that the accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission S-X Rule 3-14 and is not intended to be a complete presentation of the Property’s revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ DELOITTE & TOUCHE LLP

Phoenix, Arizona
December 8, 2016

VEREIT OFC Milford OH, LLC
STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES
For the Six Months Ended June 30, 2016 (Unaudited) and the
Year Ended December 31, 2015
(in thousands)

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Revenues:
Rental income	$1,245	$2,167
Tenant reimbursement income	128	256
Total revenues	1,373	2,423

Certain operating expenses:
Real estate tax	122	245
Property operating	6	30
Total certain operating expenses	128	275
Revenues in excess of certain operating expenses	$1,245	$2,148

See accompanying Notes to Statements of Revenues and Certain Operating Expenses.

VEREIT OFC Milford OH, LLC
NOTES TO THE STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES
For the Six Months Ended June 30, 2016 (Unaudited) and
the Year Ended December 31, 2015

NOTE 1 – BASIS OF PRESENTATION
On September 23, 2016, the Company acquired an office building totaling approximately 221,000 square feet located in Milford, Ohio (“VEREIT OFC Milford OH, LLC” or the “Property”). The Property was constructed in 1991 and is 100% leased to the Tenant under a lease that expires on April 30, 2026.
The statements of revenues and certain operating expenses (the “Historical Summary”) have been prepared for the purpose of complying with the rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”) for inclusion in a Current Report on Form 8-K/A of the Company, and with the provisions of SEC Rule 3-14 of Regulation S-X, which require certain information with respect to real estate operations to be included with certain filings with the SEC. The Historical Summary includes the historical revenues and certain operating expenses of the Property, exclusive of items which may not be comparable to the proposed future operations of the Property subsequent to its acquisition by the Company. Material amounts that would not be directly attributable to future operating results of the Property are excluded, and the financial statements are not intended to be a complete presentation of the Property’s revenues and expenses. Items excluded consist primarily of depreciation and amortization expense.
The Historical Summary for the six months ended June 30, 2016 is unaudited. In the opinion of management, the unaudited interim period includes all adjustments, which are of a normal and recurring nature, necessary for a fair and consistent presentation of the Property’s results of operations. The results of operations for the unaudited interim period presented are not necessarily indicative of full year results of operations.
In the preparation of the accompanying Historical Summary, subsequent events were evaluated through December 8, 2016, the date the report including the Historical Summary was issued.
NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Revenue Recognition
The tenant lease in place for the Property is accounted for as an operating lease, and minimum rental income is recognized on a straight-line basis over the remaining term of the lease. Expected reimbursements for recoverable real estate taxes and operating expenses are included in tenant reimbursement income in the period when such costs are incurred.
Repairs and Maintenance
Expenditures for repairs and maintenance are expensed as incurred.
Use of Estimates
The preparation of the Historical Summary in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires the Company’s management to make estimates and assumptions that affect the reported amounts of revenues and certain operating expenses during the reporting period. Actual results could differ from those estimates.

VEREIT OFC Milford OH, LLC
NOTES TO THE STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES - (continued)
For the Six Months Ended June 30, 2016 (Unaudited) and
the Year Ended December 31, 2015

NOTE 3 – LEASE
As of June 30, 2016, the lease has a remaining term of approximately 9.8 years and provides for periodic fixed increases in base rent. The annual minimum future rental income on the non-cancelable operating lease from July 1, 2016 through the remainder of 2016 and through the initial lease expiration date of April 30, 2026 is as follows (in thousands):

Year Ending December 31,	Amount
July 1, 2016 - December 31, 2016	$1,228
2017	2,488
2018	2,538
2019	2,589
2020	2,641
Thereafter	14,994
Total	$26,478

The minimum future rental income is exclusive of rental income for the one, five-year renewal option included in the lease.
NOTE 4 – TENANT CONCENTRATION
For the six months ended June 30, 2016 and the year ended December 31, 2015, the Tenant accounted for 100% of the annual rental revenue for the Property. If the Tenant were to default on its lease, future revenues of the Property would be materially and adversely impacted.
NOTE 5 – COMMITMENTS AND CONTINGENCIES
Litigation
The Property may be subject to legal claims in the ordinary course of business. The Company is not aware of any material pending legal proceedings of which the Property is the subject.
Environmental Matters
In connection with the ownership and operation of real estate, the Company may be potentially liable for costs and damages related to environmental matters. The Company has not been notified by any governmental authority of any non-compliance, liability, or other claim. The Company is not aware of any environmental matters which it believes are reasonably likely to have a material effect on the Property’s results of operations.

COLE OFFICE & INDUSTRIAL REIT (CCIT III), INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)
For the Nine Months Ended September 30, 2016
(in thousands, except share and per share amounts)

The following Pro Forma Condensed Consolidated Statement of Operations (Unaudited) is presented as if the Company had acquired the Property on January 1, 2015, the beginning of the most recent full fiscal year. We have not presented a pro forma condensed consolidated balance sheet, as the transaction is already reflected in the Condensed Consolidated Unaudited Balance Sheet included in the Company’s Quarterly Report on Form 10-Q filed with the SEC on November 10, 2016.
This Pro Forma Condensed Consolidated Statement of Operations (Unaudited) should be read in conjunction with the Company’s historical financial statements and notes thereto for the nine months ended September 30, 2016, as presented in its Quarterly Report on Form 10-Q filed with the SEC on November 10, 2016. This Pro Forma Condensed Consolidated Statement of Operations (Unaudited) is not necessarily indicative of what the Company’s actual results of operations would have been had it completed the above acquisition on January 1, 2015, nor does it purport to represent its future operations. This Pro Forma Condensed Consolidated Statement of Operations (Unaudited) only includes the impact of the acquisition of the Property, which is considered to be a significant property acquisition pursuant to SEC Rule 3-14 of Regulation S-X.

	For the Nine Months Ended September 30, 2016 As Reported	Acquisition Pro Forma Adjustments		Pro Forma for the Nine Months Ended September 30, 2016
	(a)
Revenues:
Rental income	$60	$1,917	(b)	$1,977
Tenant reimbursement income	—	192	(c)	192
Total revenue	60	2,109		2,169

Expenses:
General and administrative	34	290	(d)	324
Property operating	—	8	(e)	8
Real estate tax	—	184	(f)	184
Advisory fees	5	179	(g)	184
Acquisition-related	755	(755)	(h)	—
Depreciation and amortization	60	914	(i)	974
Total operating expenses	854	820		1,674
Operating (loss) income	(794)	1,289		495

Other expense:
Interest expense and other, net	(53)	(861)	(j)	(914)
Net (loss) income	$(847)	$428		$(419)

Weighted average number of common shares outstanding:
Class A common stock - basic and diluted	28,021	266,704	(k)	294,725

Net loss per common share:
Class A common stock - basic and diluted	$(30.22)			$(1.42)
See accompanying Notes to Pro Forma Condensed Consolidated Financial Statements (Unaudited).

COLE OFFICE & INDUSTRIAL REIT (CCIT III), INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)
For the Year Ended December 31, 2015
(in thousands, except share and per share amounts)

The following Pro Forma Condensed Consolidated Statement of Operations (Unaudited) is presented as if the Company had acquired the Property on January 1, 2015, the beginning of the most recent full fiscal year.
This Pro Forma Condensed Consolidated Statement of Operations (Unaudited) should be read in conjunction with the Company’s historical financial statements and notes thereto for the year ended December 31, 2015, as presented in its prospectus filed with the SEC on September 22, 2016. The Company was formed on May 22, 2014 but did not commence principal operations until September 22, 2016. Therefore, the Company had no income statement activity during the year ended December 31, 2015. This Pro Forma Condensed Consolidated Statement of Operations (Unaudited) is not necessarily indicative of what the Company’s actual results of operations would have been had it completed the above acquisition on January 1, 2015, nor does it purport to represent its future operations. This Pro Forma Condensed Consolidated Statement of Operations (Unaudited) only includes the impact of the acquisition of the Property, which is considered to be a significant property acquisition pursuant to SEC Rule 3-14 of Regulation S-X.

	For the Year Ended December 31, 2015 As Reported	Acquisition Pro Forma Adjustments		Pro Forma for the Year Ended December 31, 2015
	(a)	(b)
Revenues:
Rental income	$—	$2,665	(c)	$2,665
Tenant reimbursement income	—	256	(d)	256
Total revenue	—	2,921		2,921

Expenses:
General and administrative	—	393	(e)	393
Property operating	—	28	(f)	28
Real estate tax	—	245	(g)	245
Advisory fees	—	246	(h)	246
Depreciation and amortization	—	1,296	(i)	1,296
Total operating expenses	—	2,208		2,208
Operating income	—	713		713

Other expense:
Interest expense and other, net	—	(1,143)	(j)	(1,143)
Net loss	$—	$(430)		$(430)

Weighted average number of common shares outstanding:
Class A common stock - basic and diluted	20,000	274,725	(k)	294,725

Net loss per common share:
Class A common stock - basic and diluted	$—			$(1.46)
See accompanying Notes to Pro Forma Condensed Consolidated Financial Statements (Unaudited).

COLE OFFICE & INDUSTRIAL REIT (CCIT III), INC.
NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)
September 30, 2016

Notes to Pro Forma Condensed Consolidated Statement of Operations (Unaudited) for the Nine Months Ended September 30, 2016
a.    Reflects the Company’s historical condensed consolidated results of operations for the nine months ended September 30, 2016.
b.    Represents the straight-line rental revenue in accordance with the lease agreement of the Property.
c.    Reflects the tenant reimbursement income based on actual operating results of the Property.
d.    Reflects an estimate of the general and administrative expenses for the Property.
e.    Reflects the property operating expenses based on actual operating results of the Property.
f.    Reflects the real estate taxes based on actual real estate taxes for the Property.
g.    Represents the advisory fee paid to the Company’s advisor, which is calculated based on an annualized rate of 0.75% of the Company’s average invested assets. The advisory fee was calculated based on the purchase price of the Property.
h.     Represents the elimination of the fee paid to the Company’s advisor, which is a nonrecurring transaction and is directly related to the acquisition of the Property.
i.    Represents depreciation and amortization expenses for the Property. Depreciation and amortization expenses are based on the Company’s preliminary purchase price allocation as reflected in the Condensed Consolidated Unaudited Balance Sheet included in the Company’s Quarterly Report on Form 10-Q filed with the SEC on November 10, 2016. Real estate and related assets, other than land, are depreciated or amortized on a straight-line basis. The estimated useful lives of the Company’s real estate and related assets by class are generally as follows:

Buildings	40 years
Tenant improvements	Lesser of useful life or lease term
Intangible lease assets	Lease term
j.    Represents interest expense associated with borrowings on the Credit Facility and Subordinate Promissory Note. The Company financed $22.0 million of the original purchase price of the Property with proceeds from the Credit Facility and $10.3 million of the original purchase price of the Property with proceeds from the Subordinate Promissory Note at the pro forma acquisition date on January 1, 2015. The interest rate used in computing interest expense was based upon the contractual terms of the related debt, which includes historical variable interest rates.
k.     On September 22, 2016, the Company received a subscription from VEREIT OP and satisfied the conditions of its minimum offering to issue common stock. The adjustment to the weighted average common shares outstanding reflects the impact of receiving the subscription on January 1, 2015 in order to fund the acquisition of the Property.

COLE OFFICE & INDUSTRIAL REIT (CCIT III), INC.
NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) - (cont.)
December 31, 2015

Notes to Pro Forma Condensed Consolidated Statement of Operations (Unaudited) for the Year Ended December 31, 2015
a.    Reflects the Company’s historical condensed consolidated results of operations for the year ended December 31, 2015.
b.     In connection with the purchase of the Property, the Company incurred $754,531 of acquisition-related transaction costs, which have been excluded from the Acquisition Pro Forma Adjustments for the year ended December 31, 2015, as these amounts represent nonrecurring expenses.
c.    Represents the straight-line rental revenue in accordance with the lease agreement of the Property.
d.    Reflects the tenant reimbursement income based on actual operating results of the Property.
e.    Reflects an estimate of the general and administrative expenses of the Property.
f.    Reflects the property operating expenses based on actual operating results of the Property.
g.    Reflects the real estate taxes based on actual real estate taxes for the Property.
h.    Represents the advisory fee paid to the Company’s advisor, which is calculated based on an annualized rate of 0.75% of the Company’s average invested assets. The advisory fee was calculated based on the purchase price of the Property.
i.    Represents depreciation and amortization expenses for the Property. Depreciation and amortization expenses are based on the Company’s preliminary purchase price allocation as reflected in the Condensed Consolidated Unaudited Balance Sheet included in the Company’s Quarterly Report on Form 10-Q filed with the SEC on November 10, 2016. Real estate and related assets, other than land, are depreciated or amortized on a straight-line basis. The estimated useful lives of the Company’s real estate and related assets by class are generally as follows:

Buildings	40 years
Tenant improvements	Lesser of useful life or lease term
Intangible lease assets	Lease term
j.    Represents interest expense associated with borrowings on the Credit Facility and Subordinate Promissory Note. The Company financed $22.0 million of the original purchase price of the Property with proceeds from the Credit Facility and $10.3 million of the original purchase price of the Property with proceeds from the Subordinate Promissory Note at the pro forma acquisition date on January 1, 2015. The interest rate used in computing interest expense was based upon the contractual terms of the related debt, which includes historical variable interest rates.
k.     On September 22, 2016, the Company received a subscription from VEREIT OP and satisfied the conditions of its minimum offering to issue common stock. The adjustment to the weighted average common shares outstanding reflects the impact of receiving the subscription on January 1, 2015 in order to fund the acquisition of the Property.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 8, 2016	COLE OFFICE & INDUSTRIAL REIT (CCIT III), INC.
	By:	/s/ Nathan D. DeBacker
	Name:	Nathan D. DeBacker
	Title:	Chief Financial Officer and Treasurer
(Principal Financial Officer)